UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-l2

MOTUS GI HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOTUS GI HOLDINGS, INC.

1301 East Broward Boulevard, 3rd Floor

Ft. Lauderdale, FL 33301

Supplement to Proxy Statement for

Annual Meeting of Stockholders

to be held on September 21, 2023

This supplement, dated September 7, 2023 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) of Motus GI Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission on August 7, 2023, relating to the Company’s 2023 Annual Meeting of Shareholders to be held at 9:30 a.m. (Eastern Time) on Thursday, September 21, 2023 virtually via the internet at www.viewproxy.com/motusgi/2023/vm (the “Annual Meeting”). This Supplement should be read in conjunction with the Proxy Statement and related proxy materials.

As disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2023, on September 5, 2023, David Hochman informed the Company of his resignation from the board of directors of the Company (the “Board”), effective September 6, 2023. Mr. Hochman’s resignation was not the result of any disagreement relating to the Company’s policies, operations or practices. On September 5, 2023, Darren Sherman informed the Company of his resignation from the Board, effective September 6, 2023. Mr. Sherman’s resignation was not the result of any disagreement relating to the Company’s policies, operations or practices. On September 5, 2023, the Board appointed Scott Durbin as a director of the Company and reduced the size of the Board to 5 directors, both effective September 6, 2023. Mr. Durbin was appointed to be a member of the Compensation, Audit and Nominating and Corporate Governance Committees of the Board. With his appointment, the Company will have five directors, three of whom are independent, including Mr. Durbin. Mr. Durbin will receive cash and equity compensation in accordance with the Company’s non-employee director compensation program described in the Proxy Statement, the amount of which will be prorated from the date of his appointment.

In addition, the Board has nominated Mr. Durbin for re-election at the Annual Meeting. Mr. Durbin has agreed to serve if elected, and the Board recommends that the stockholders vote for the election of Mr. Durbin.

Mr. Durbin was selected as a director due to his being a proven strategic executive with decades of experience at start-ups and multi-national life sciences companies, having established strong industry knowledge across the life sciences industry, including substantial therapeutic clinical development and global commercialization experience. Currently, Mr. Durbin is CEO and Director of illumiSonics Inc., developer of the PARS platform, a revolutionary, non-contact, high-resolution, label-free, non-destructive optical imaging system based on new physics. Prior to illumiSonics, Mr. Durbin held executive roles at Viveve from May 2012 to March 2023, including as the Chief Executive Officer and Chief Financial Officer, as well as serving on the Board of Directors. Prior to his time at Viveve, he was Chief Financial Officer at Vericel, formerly Aastrom Biosciences (ASTM). Prior to joining Vericel, Mr. Durbin was Chief Financial Officer, Chief Operating Officer and Secretary of Board at Prescient Medical. Prior to Prescient Medical, Mr. Durbin was with the Investment Banking team, Healthcare and Merger & Acquisition, at Lehman Brothers. Mr. Durbin began his career as a Director of Neurophysiology at Biotronic. He holds a Master’s degree in Health Management with honors from Yale University. He received his Bachelor’s of Science / Pre-med from the University of Michigan.

There are no arrangements or understandings between Mr. Durbin and any other person pursuant to which Mr. Durbin was selected as a director, and there are no transactions in which the Company is a party and in which Mr. Durbin has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Except as supplemented by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

A new proxy card is being sent together with this Supplement. If you have already submitted a proxy, your vote will count as submitted by you, except that votes for Mr. Hochman and Mr. Sherman will be disregarded. If you have already submitted a proxy and wish to change your vote, please revoke your proxy by following the procedures described in the Proxy Statement and new proxy card and vote again. If you have not yet submitted a proxy, the Board urges you to vote by following the procedures described in the Proxy Statement and the new proxy card.

22786 Motus Proxy Card Rev4 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MOTUS GI HOLDINGS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 20, 2023.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4, AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors
   (1) Timothy P. Moran
   (2) Mark Pomeranz
   (3) Scott Durbin
   (4) Sonja Nelson
   (5) Gary J. Pruden

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Ratification of EisnerAmper LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To approve an amendment to the Company's certificate of incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the Board.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. To approve an amendment to the Motus GI Holdings, Inc. 2016 Equity Incentive Plan (the "2016 Plan") increasing the number of shares of common stock available for issuance under the 2016 Plan by 318,232 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

22786 Motus Proxy Card Rev4 Back

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 21, 2023

The Proxy Statement and our 2022 Annual Report to Stockholders are available at https://www.cstproxy.com/motusgi/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MOTUS GI HOLDINGS, INC.

The undersigned appoints Mark Pomeranz and Ravit Ram, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Motus GI Holdings, Inc. held of record by the undersigned at the close of business on August 2, 2023 at the Annual Meeting of Stockholders of Motus GI Holdings, Inc. to be held on September 21, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)